UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2017

PEREGRINE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☒	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

The Board of Directors (the “Board”) of Peregrine Pharmaceuticals, Inc. (the “Company) has established January 18, 2018 as the date of the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) and established the close of business on November 27, 2017 as the record date for determining the stockholders entitled to receive notice of and to vote at the 2017 Annual Meeting.

Since the date of the 2017 Annual Meeting is more than 30 calendar days from the anniversary date of the Company’s 2016 Annual Meeting of Stockholders, the Company is informing its stockholders of this change and the updated deadline for submitting any qualified stockholder proposal in accordance with the rules and regulations promulgated by the Securities and Exchange Commission and the Company’s Amended and Restated Bylaws.

If a stockholder intends to nominate a candidate for election to the Board or to propose other business for consideration at the 2017 Annual Meeting to be included in the Company’s proxy statement relating to the 2017 Annual Meeting, such notice must be received by the Company at its principal executive offices no later than the close of business on November 24, 2017, which the Company has determined to be a reasonable time before it expects to begin to distribute its proxy materials prior to the 2017 Annual Meeting. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission and the Company’s Amended and Restated Bylaws in order to be eligible for inclusion in the Company’s proxy materials for the 2017 Annual Meeting.

Item 8.01 Other Events.

On November 13, 2017, the Company issued a press release announcing that its 2017 Annual Meeting will be held on January 18, 2018, at 14191 Myford Road, Tustin, California 92780, located within the Company’s manufacturing campus. Holders of the Company’s common stock at the close of business on November 27, 2017, the record date, will be entitled to receive notice of and vote their shares at the 2017 Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

99.1       Press Release issued November 13, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: November 13, 2017	By: /s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued November 13, 2017.

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